Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 7 — Fair Value Measurements
The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured
and reported at fair value at each reporting period, and
non-financial
assets and liabilities that are
re-measured
and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value. As of the Business Combination date, the Private Placement Warrants were valued using the Public Warrant Price, and was considered to be a Level 2 financial instrument as of that date. As of December 31, 2021, there were no Public Warrants outstanding, and the value of the Private Placement Warrants was determined using a Monte Carlo simulation, and as such, were classified as a Level 3 financial instrument as of December 31, 2021. This was the only valuation level transfer during the year ended December 31, 2021.

	Fair Value Measurements on a Recurring Basis
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Cash and cash equivalents:
Money market funds	$861,943	$—	$—	$861,943
Liabilities
Contingent consideration	$—	$—	$783	$783
Warrant liability — Private Placement Warrants	—	—	93,816	93,816
Money Market Funds
The Company’s investment in money market funds that are classified as cash equivalents hold underlying investments with a weighted average maturity of 90 days or less and are recognized at fair value. The valuations of these securities are based on quoted prices in active markets for identical assets, when available, or pricing models whereby all significant inputs are observable or can be derived from or corroborated by observable market data. The Company reviews security pricing and assesses liquidity on a quarterly basis. As of December 31, 2021, the Company’s U.S. portfolio had no material exposure to money market funds with a fluctuating net asset value.
Warrant Liabilities
The Public Warrants and Private Placement Warrants (collectively, the “Warrants”) were accounted for as liabilities in accordance with ASC
815-40
and are presented within Warrant liabilities on the Company’s Consolidated Balance Sheets. The Warrants are measured at fair value at inception and on a recurring basis, with changes in fair value presented within Change in fair value of Warrants in the Company’s Consolidated Statements of Comprehensive Loss. At December 31, 2021, the outstanding Private Placement Warrants were valued using a Monte Carlo simulation because these Warrants are subject to redemption if the reference value of the common stock, as defined, is between $
10.00
and $
18.00
per share. The value derived from the Monte Carlo simulation is based on key assumptions such as the fair value of the common stock at the date of the valuation, the strike price of the warrant, a dividend yield of zero
, the expected term of the warrant based on the simulation, an assumed risk free rate over the expected term of
1.16
% and an assumed historical volatility of the Company’s common stock of
59.2
%. The Private Placement Warrants are classified as a Level 3 financial instruments as of December 31, 2021. There were no Public Warrants outstanding as of December 31, 2021.
On October 4, 2021, the Company issued a press release stating that it would redeem all of the Public Warrants that remained outstanding following 5:00 p.m. New York City time on November 3, 2021, for a redemption price of $0.10 per Public Warrant. All outstanding Public Warrants totaling 16.2 million warrants were either exercised for cash or on a cashless basis or were redeemed. These outstanding Public Warrants comprised 15.3 million Public Warrants issued in connection with the Vesper initial public offering and an additional 0.9 million warrants that became Public Warrants due to the sale of Private Warrants. Public Warrants totaling 16.1 million were exercised for cash at an exercise price of $11.50 per share of Class A Common Stock, 74,104 Public Warrants were exercised on a cashless basis in exchange for an aggregate of 26,732 shares of Class A Common Stock, and 75,016 warrants were redeemed for $0.10 per warrant, in each case in accordance with the terms of the Warrant Agreement. Total cash proceeds generated from exercises of the Public Warrants were $185.4 million. In addition, 0.3 million of Private Warrants were exercised for total cash proceeds of $3.0 million. As of December 31, 2021, the Company had approximately 7 million Private Placement Warrants outstanding.
Contingent Consideration
On July 1, 2021, in connection with the acquisition of Wigmore contingent consideration was payable to the previous owners. Upon acquisition, the contingent considered was measured using discounted cash flows based on the probability of meeting certain earn-out
revenue targets. As of December 31, 2021, the Company accrued the full amount of the contingent consideration as the earn-out
revenue targets were met.